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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 12, 1999


                                     0-16979
                            (Commission File Number)


                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


        Bermuda                                              Not applicable
(State of Incorporation)                                      (IRS Employer
                                                          Identification Number)


    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)


                                  441-292-8674*
                         (Registrant's telephone number)

                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 12, 1999, Tyco International (PA) Inc. ("Tyco (PA)"), a Pennsylvania corporation and a wholly-owned subsidiary of Tyco International Ltd ("Tyco"), a Bermuda company, consummated its acquisition of Raychem
Corporation ("Raychem") in accordance with the Agreement and Plan of Merger and Reorganization dated as of May 19, 1999 among Tyco, Tyco (PA) and
Raychem. As a result of the acquisition, each Raychem shareholder will receive a merger consideration in the form of Tyco common shares and/or cash valued at $39.29 per Raychem share.

         The press release dated August 12, 1999 of Tyco announcing the consummation of the acquisition and the press release dated August 18, 1999 of Tyco announcing the results of the proration of the merger consideration are filed as Exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.


Exhibit Number                        Title
--------------                        -----

     99.1              Press Release dated August 12, 1999.
     99.2              Press Release dated August 18, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  TYCO INTERNATIONAL LTD.


                                  By: /s/ Mark H. Swartz
                                      --------------------------------------
                                      Mark H. Swartz
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Financial and
                                       Accounting Officer)

Date:  August 27, 1999

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                                  Exhibit Index



Exhibit Number                        Title                           Page
--------------                        -----                           ----

     99.1              Press Release dated August 12, 1999.
     99.2              Press Release dated August 18, 1999.